UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 13, 2006
TASER International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
17800 N. 85th St.
Scottsdale, Arizona 85255
(Address of principal executive offices, including zip code)
(480) 991-0797
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
     TASER International, Inc. (the “Company”), certain of its former and current officers and directors, and plaintiffs in certain shareholder derivative actions have executed a stipulation dated December 4, 2006 to settle the shareholder derivative actions. On December 13, 2006, the U.S. District Court for the District of Arizona, in the action titled In re TASER International Shareholder Derivative Litigation, Case No. CV-05-123-PHX-SRB, entered an order preliminarily approving the settlement. Pursuant to that order, the Company provides the “Notice of Settlement of Shareholder Derivative Action” attached hereto as Exhibit 10.18.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit No.	Description

10.18	Notice of Settlement of Shareholder Derivative Action

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2006	TASER International, Inc.
	By:	/s/ DANIEL BEHRENDT
Daniel Behrendt
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.18	Notice of Settlement of Shareholder Derivative Action